Exhibit 10.6

AMENDMENT 2011-1 TO

CONTRACT STOCK / RESTRICTED UNITS AGREEMENT

THIS AMENDMENT 2011-1 TO CONTRACT STOCK / RESTRICTED UNITS AGREEMENT (this “Amendment 2011-1”), is made as of May 17, 2011, by and between Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Company”), and Stuart M. Essig (“Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Restricted Units Agreement (as defined below).

WHEREAS, pursuant to that certain Contract Stock / Restricted Units Agreement, dated as of July 27, 2004, between the Company and Executive (the “Restricted Units Agreement”), the Company granted the Executive 750,000 shares of contract stock in the form of restricted units (the “Units”) representing the right to receive an equal number of shares of common stock of the Company, par value $.01 per share (“Common Stock”), on the terms and conditions set forth in the Integra LifeSciences Holdings Corporation Second Amended and Restated 2003 Equity Incentive Plan and the Restricted Units Agreement;

WHEREAS, on October 30, 2006, the Company and Executive entered into Amendment 2006-1 to the Restricted Units Agreement, and on March 6, 2008, the Company and Executive entered into Amendment 2008-1 to the Restricted Units Agreement;

WHEREAS, Section 11 of the Restricted Units Agreement provides that the Restricted Units Agreement may be amended pursuant to a written agreement signed by the Company and the Executive; and

WHEREAS, the Company and the Executive desire to amend the Restricted Units Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Restricted Units Agreement, as follows:

1. Section 4(a) of the Restricted Units Agreement is hereby amended to delete and replace the phrase “within thirty (30) days following” in its entirety with the phrase “within three (3) business days following.”

2. This Amendment 2011-1 shall be and is hereby incorporated in and forms a part of the Restricted Units Agreement.

3. All other terms and provisions of the Restricted Units Agreement shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment 2011-1 as of the day and year first above written.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

By:
Name:	Richard E. Caruso
Title:	Chairman of the Board

EXECUTIVE

Stuart M. Essig

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